EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each PowerShares trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between the such trusts and the Bank of New York Mellon.

November 1, 2017

PowerShares Exchange-Traded Fund Trust

1.	PowerShares Aerospace & Defense Portfolio
2.	PowerShares BuyBack AchieversTM Portfolio
3.	PowerShares Cleantech Portfolio
4.	PowerShares Dividend Achievers TM Portfolio
5.	PowerShares DWA Momentum Portfolio
6.	PowerShares DWA Basic Materials Momentum Portfolio
7.	PowerShares Dynamic Biolechnology & Genome Portfolio
8.	PowerShares Dynamic Building & Construction Portfolio
9.	PowerShares DWA Consumer Cyclicals Momentum Porlfolio
10.	PowerShares DWA Consumer Staples Momentum Portfolio
11.	PowerShares Dynamic Energy Exploration & Production Portfolio
12.	PowerShares DWA Energy Momentum Portfolio
13.	PowerShares DWA Financial Momentum Portfolio
14.	PowerShares Dynamic Food & Beverage Portfolio
15.	PowerShares DWA Healthcare Momentum Portfolio
16.	PowerShares DWA Industrials Momentum Portfolio
17.	PowerShares Dynamic Large Cap Growth Portfolio
18.	PowerShares Russell Top 200 Equal Weight Portfolio
19.	PowerShares Dynamic Large Cap Value Portfolio
20.	PowerShares Dynamic Leisure and Entertainment Portfolio
21.	PowerShares Dynamic Market Portfolio
22.	PowerShares Dynamic Media Portfolio
23.	PowerShares Russell Midcap Pure Growth Portfolio
24.	PowerShares Russell Midcap Equal Weight Portfolio
25.	PowerShares Russell Midcap Pure Value Portfolio
26.	PowerShares Dynamic Networking Portfolio
27.	PowerShares Dynamic Oil & Gas Services Portfolio
28.	PowerShares DWA NASDAQ Momentum Portfolio
29.	PowerShares Dynamic Pharmaceuticals Ponfolio
30.	PowerShares Dynamic Retail Portfolio
31.	PowerShares Dynamic Semiconductors Portfolio
32.	PowerShares Russell 2000 Pure Growth Portfolio
33.	PowerShares Russell 2000 Equal Weight Portfolio
34.	PowerShares Russell 2000 Pure Value Portfolio
35.	PowerShares Dynamic Software Portfolio
36.	PowerShares DWA Technology Momentum Portfolio
37.	PowerShares DWA Utilities Momentum Portfolio
38.	PowerShares Financial Preferred Portfolio
39.	PowerShares FTSE RAFI US 1000 Portfolio
40.	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio
41.	PowerShares Russell Top 200 Pure Growth Portfolio

42.	PowerShares Russell Top 200 Pure Value Portfolio
43.	PowerShares Global Listed Private Equity Portfolio
44.	PowerShares Golden Dragon China Portfolio
45.	PowerShares High Yield Equity Dividend Achievers Portfolio
46.	PowerShares International Dividend Achievers Portfolio
47.	PowerShares NASDAQ Internet Portfolio
48.	PowerShares S&P 500® BuyWrite Portfolio
49.	PowerShares S&P 500® Quality Portfolio
50.	PowerShares Water Resources Portfolio
51.	PowerShares Wilderhill Clean Energy Portfolio
52.	PowerShares Wilderhill Progressive Energy Portfolio
53.	PowerShares Zacks Micro Cap Portfolio

PowerShares Exchange-Traded Fund Trust II

1.	PowerShares 1-30 Laddered Treasury Portfolio
2.	PowerShares CEF Income Composite Portfolio
3.	PowerShares Contrarian Opportunities Portfolio
4.	PowerShares Chinese Yuan Dim Sum Bond Portfolio
5.	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio
6.	PowerShares DWA Developed Markets Momentum Portfolio
7.	PowerShares DWA Emerging Markets Momentum Portfolio
8.	PowerShares DWA Momentum & Low Volatility Rotation Portfolio
9.	PowerShares DWA SmallCap Momentum Portfolio
10.	PowerShares DWA Tactical International Rotation Portfolio
11.	PowerShares DWA Tactical Multi-Asset Income Portfolio
12.	PowerShares DWA Tactical Sector Rotation Portfolio
13.	PowerShares Emerging Markets Currency Hedged Low Volatility Portfolio
14.	PowerShares Emerging Markets Infrastructure Portfolio
15.	PowerShares Emerging Markets Sovereign Debt Portfolio
16.	PowerShares Europe Currency Hedged Low Volatility Portfolio
17.	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
18.	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
19.	PowerShares FTSE RAFI Developed Markets ex-U.S. Small·Mid Portfolio
20.	PowerShares FTSE RAFI Emerging Markets Portfolio
21.	PowerShares FTSE International Low Beta Equal Weight Portfolio
22.	PowerShares Fundamental High Yield® Corporate Bond Portfolio
23.	PowerShares Fundamental Investment Grade Corporate Bond Portfolio
24.	PowerShares Global Agriculture Portfolio
25.	PowerShares Global Clean Energy Portfolio
26.	PowerShares Global Gold and Precious Metals Portfolio
27.	PowerShares Global Short Term High Yield Bond Portfolio
28.	PowerShares Global Water Portfolio
29.	PowerShares California AMT-Free Municipal Bond Portfolio
30.	PowerShares National AMT-Free Municipal Bond Portfolio
31.	PowerShares New York AMT-Free Municipal Bond Portfolio
32.	PowerShares International BuyBack AchieversTM Portfolio
33.	PowerShares International Corporate Bond Portfolio
34.	PowerShares Japan Currency Hedged Low Volatility Portfolio
35.	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio
36.	PowerShares KBW Bank Portfolio
37.	PowerShares KBW High Dividend Yield Financial Portfolio

38.	PowerShares KBW Premium Yield Equity REIT Portfolio
39.	PowerShares KBW Property & Casualty Insurance Portfolio
40.	PowerShares KBW Regional Banking Portfolio
41.	PowerShares Preferred Portfolio
42.	PowerShares PureBeta FTSE Developed ex-North America Portfolio
43.	PowerShares PureBeta FTSE Emerging Markets Portfolio
44.	PowerShares PureBeta MSCI USA Portfolio
45.	PowerShares PureBeta MSCI USA Small Cap Portfolio
46.	PowerShares PureBeta US Aggregate Bond Portfolio
47.	PowerShares PureBeta 0-5 Yr US TIPS Portfolio
48.	PowerShares Russell 1000 Enhanced Equal Weight Portfolio
49.	PowerShares Russell 1000 Equal Weight Portfolio
50.	PowerShares Russell 1000 Low Beta Equal Weight Portfolio
51.	PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio
52.	PowerShares S&P 500® High Beta Portfolio
53.	PowerShares S&P 500® High Dividend Low Volatility Portfolio
54.	PowerShares S&P 500® Low Volatility Portfolio
55.	PowerShares S&P 500 Minimum Variance Portfolio
56.	PowerShares S&P 500 Momentum Portfolio
57.	PowerShares S&P 500 Value Portfolio
58.	PowerShares S&P 500 Value With Momentum Portfolio
59.	PowerShares S&P Emerging Markets Momentum Portfolio
60.	PowerShares S&P Emerging Markets Low Volatility Portfolio
61.	PowerShares S&P International Developed High Dividend Low Volatility Portfolio
62.	PowerShares S&P International Developed Momentum Portfolio
63.	PowerShares S&P International Developed Low Volatility Portfolio
64.	PowerShares S&P International Developed Quality Portfolio
65.	PowerShares S&P MidCap Low Volatility Portfolio
66.	PowerShares S&P SmallCap Consumer Discretionary Portfolio
67.	PowerShares S&P SmallCap Consumer Staples Portfolio
68.	PowerShares S&P SmallCap Energy Portfolio
69.	PowerShares S&P SmallCap Financials Portfolio
70.	PowerShares S&P SmallCap Health Care Portfolio
71.	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio
72.	PowerShares S&P SmallCap Industrials Portfolio
73.	PowerShares S&P SmallCap Information Technology Portfolio
74.	PowerShares S&P SmallCap Low Volatility Portfolio
75.	PowerShares S&P SmallCap Materials Portfolio
76.	PowerShares S&P SmallCap Quality Portfolio
77.	PowerShares S&P SmallCap Utilities Portfolio
78.	PowerShares Senior Loan Portfolio
79.	PowerShares Taxable Municipal Bond Portfolio
80.	PowerShares Treasury Collateral Portfolio
81.	PowerShares Variable Rate Preferred Portfolio
82.	PowerShares VRDO Tax-Free Weekly Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

1.	PowerShares Active U.S. Real Estate Fund
2.	PowerShares Balanced Multi-Asset Allocation Portfolio
3.	PowerShares Conservative Multi-Asset Allocation Portfolio
4.	PowerShares Government Collateral Pledge Portfolio

5.	PowerShares Growth Multi-Asset Allocation Portfolio
6.	PowerShares Moderately Conservative Multi-Asset Allocation Portfolio
7.	PowerShares Multi-Strategy Alternative Portfolio
8.	PowerShares S&P 500® Downside Hedged Portfolio
9.	PowerShares Variable Rate Investment Grade Portfolio

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

1.	PowerShares Agriculture Commodity Strategy No K-1 Portfolio
2.	PowerShares Base Metals Commodity Strategy No K-1 Portfolio
3.	PowerShares Bloomberg Commodity Strategy Portfolio
4.	PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio
5.	PowerShares Energy Commodity Strategy No K-1 Portfolio

PowerShares India Exchange-Traded Fund Trust

1.	PowerShares India Portfolio

THE BANK OF NEW YORK MELLON

By:
(signature)
(name)
(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST

By:
(signature)
(name)
(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST II

By:
(signature)
(name)
(title)

POWERSHARES ACTIVELY MANAGED

EXCHANGE-TRADED FUND TRUST

By:
(signature)
(name)
(title)

POWERSHARES ACTIVELY MANAGED

EXCHANGE-TRADED COMMODITY FUND TRUST

By:
(signature)
(name)
(title)

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

By:
(signature)
(name)
(title)